THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE BECAUSE THEY ARE BELIEVED TO BE EXEMPT FROM REGISTRATION UNDER REGULATION D AND/OR REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS SUBSCRIPTION AGREEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT, AN APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION
THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. ALL OFFERS AND SALES OF THE HEREIN-DESCRIBED SECURITIES BY NON-U.S. PERSONS BEFORE THE
EXPIRATION OF A PERIOD COMMENCING ON THE DATE OF THE CLOSING OF THIS OFFERING AND ENDING ONE YEAR THEREAFTER SHALL ONLY BE MADE IN COMPLIANCE WITH REGULATION S, PURSUANT TO REGISTRATION UNDER THE ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION, AND ALL OFFERS AND SALES AFTER THE EXPIRATION OF THE ONE-YEAR
PERIOD SHALL BE MADE ONLY PURSUANT TO REGISTRATION OR AN EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.


                        OFFSHORE STOCK PURCHASE AGREEMENT
                        ---------------------------------

     This Offshore Stock Purchase Agreement (the "Agreement") is entered into this 4th day of December, 2002 (the "Effective Date"), by and between H-NET.NET, INC., a Colorado corporation ("H-NET") and FIRST CHARTERED CAPITAL CORPORATION INC. ("FIRST CAPITAL"), a British Virgin Islands corporation.

WHEREAS, FIRST CAPITAL desires to purchase up to Five Million (5,000,000) shares
                                           ------------------------------
of restricted common stock of H-NET (the "Shares"); and

WHEREAS, H-NET agrees to deliver the Shares for the Consideration (as defined below) to be paid by FIRST CAPITAL, subject to the terms and conditions set forth below.

NOW, THEREFORE, for and in consideration of the mutual promises herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.     Purchase and Sale.   On the basis of the representations and warranties
       ------------------
herein contained, subject to the terms and conditions set forth herein, FIRST CAPITAL hereby agrees to purchase the Shares at a purchase price of One dollar (US$1.00) per share, the specific number of shares purchased to be reflected in written buy orders sent to H-NET or its designee ("Consideration"), and H-NET hereby agrees to sell the Shares to FIRST CAPITAL for such Consideration.

2.     Closing.  The closing of the purchase and sale contemplated by this
       -------
Agreement (the "Closing") shall occur upon the transfer of the Consideration to the VALIDATE CORPORATION ESCROW ACCOUNT FOR EXCLUSIVE BENEFIT OF H-NET.NET, INC. at Brighton Bank in Salt Lake City, Utah (the "Escrow Account"). H-NET shall deliver the Shares to FIRST CAPITAL within 14 days of receiving full payment under this Agreement.


                 A. Transactions and Document Exchange at Closing. Prior to or at the Closing, the following transactions shall occur and documents shall be exchanged, all of which shall be deemed to occur simultaneously: (1) by FIRST
                                                                     --------
CAPITAL: FIRST CAPITAL shall deliver, or cause to be deliver, to H-NET: (a) the
  -----
balance of the Consideration (if any); and (b) such other documents, instruments, and/or certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement, or which are reasonably determined by the parties to be required to effectuate the transactions contemplated in this Agreement, or as otherwise may be reasonably requested by H-NET in furtherance of the intent of this Agreement; (2) by H-NET: H-NET shall deliver ,
                                                 --------
or cause the following to be delivered, to FIRST CAPITAL: (a) the Shares; and
(b) such other documents, instruments, and/or certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement, or which are reasonably determined by the parties to be required to effectuate the transactions contemplated in this Agreement, or as otherwise may be reasonably requested by FIRST CAPITAL in furtherance of the intent of this Agreement.

                  B. Post -Closing Documents. From time to time after the Closing, upon the reasonable request of any party, the party to whom the request is made shall deliver such other and further documents, instruments, and/or certificates as may be necessary to more fully vest in the requesting party the Consideration or the Shares as provided for in this Agreement, or to enable the requesting party to obtain the rights and benefits contemplated by this Agreement.


                   C. Payment. FIRST CAPITAL will ensure that all payments are forwarded to the Escrow Account. H-NET will supply FIRST CAPITAL with the Escrow Account's banking co-ordinates within 7 days of the authorization of this agreement.

3.     Private Offering.  FIRST CAPITAL and H-NET both understand and agree that
       ----------------
the purchase and sale of securities contemplated herein constitutes a private, arms-length transaction between a willing seller and willing buyer without the use or reliance upon a broker, distributor or securities underwriter.


       A. Purchase for Investment. Neither FIRST CAPITAL nor H-NET are underwriters of, or dealers in, the securities to be sold and exchanged hereunder.

        B. Investment Risk. Because of H-NET's financial position and other factors as disclosed in H- NET's business plan (which FIRST CAPITAL represents it has received and reviewed), the transaction contemplated by this Agreement may involve a high degree of financial risk, including the risk that one or both parties may lose its entire investment, and both parties hereby agree that they have each undertaken an independent evaluation of the risks associated with the Shares, and both parties understand those risks and are willing to accept the risk that they may be required to bear the financial risks of this investment for an indefinite period of time.

          C. Access to Information. FIRST CAPITAL and H-NET and their advisors have been afforded the opportunity to discuss the transaction with legal and accounting professionals and to examine and evaluate the financial impact of the sale and exchange contemplated herein.
                FIRST CAPITAL has received and reviewed H-NET's most recent Form 10-KSB as amended, and quarterly reports on Form 10-QSB for the most recent two quarters, all as filed with the SEC. FIRST CAPITAL acknowledges that it has been furnished with the information required to conform with the provisions of subparagraph (a)(5) of Rule 15c2-11 of the Securities and Exchange Commission.

4.     Representations and Warranties of FIRST CAPITAL: FIRST CAPITAL hereby
       ------------------------------------------------
covenants and
       represents and warrants to H-NET that:

                 A. Organization. FIRST CAPITAL is a corporation validly existing and in good standing under the laws of Laos and the British Virgin Islands, with the power and authority to carry on its business as now being conducted. The execution and delivery of this Agreement and the consummation of the transaction contemplated in this Agreement have been, or will be prior to Closing, duly authorized by all requisite corporate action on the part of FIRST CAPITAL. This Agreement has been duly executed and delivered by FIRST CAPITAL and constitutes a binding and enforceable obligation of FIRST CAPITAL.

                   B. Third Party Consent. No authorization, consent, or approval of, or registration or filing with, any governmental authority or any other person is required to be obtained or made by FIRST CAPITAL in connection with the execution, delivery, or performance of this Agreement or the transfer of the Shares, or if any such is required, FIRST CAPITAL will have or will obtain the same prior to Closing.

                   C. Litigation. FIRST CAPITAL is not a defendant against whom a claim has been made or a judgment rendered in any litigation or proceedings before any local, state, or federal government, including but not limited to the United States, or any department, board, body, or agency thereof.

                   D. Authority. This Agreement has been duly executed by FIRST CAPITAL, and the execution and performance of this Agreement will not violate, or result in a breach of, or constitute a default in, any agreement, instrument, judgment, order, or decree to which FIRST CAPITAL is a party or to which the Consideration is subject.

     E. Offshore Transaction. FIRST CAPITAL represents and warrants to H-NET as follows: (i) FIRST CAPITAL is not a "U.S. person" as that term is defined in Rule 902 of Regulation S; (ii) FIRST CAPITAL is not, and on the Closing date will not be, an affiliate of H-NET; (iii) at the execution of this Agreement, as well as the time this transaction is or was due, FIRST CAPITAL was outside the United States, and no offer to purchase the Shares was made in the United States; (iv) FIRST CAPITAL agrees that all offers and sales of the Shares shall not be made to U.S. persons unless the Shares are registered or a valid exemption from registration can be relied on under applicable U.S. state and federal securities laws; (v) FIRST CAPITAL is not a distributor or dealer; (vi) the transactions contemplated hereby have not been and will not be made on behalf of any U.S. person or pre-arranged by FIRST CAPITAL with a purchaser located in the United States or a purchaser which is a U.S. person, and such transactions are not and will not be part of a plan or scheme to evade the registration provisions of the Act; (vii)all offering documents received by FIRST CAPITAL include statements to the effect that the Shares have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States or to U.S. Persons (other than distributors as defined in Regulation S) during the Restricted Period unless the Shares are registered under the Securities Act of 1933 or an exemption from registration is available.

The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of the acceptance by H-NET of FIRST CAPITAL's purchase, and shall survive thereafter. If FIRST CAPITAL has knowledge, prior to the acceptance of this Offshore Stock Purchase Agreement by H-NET, that any such representations and warranties shall not be true and accurate in any respect, FIRST CAPITAL prior to such acceptance, will give written notice of such fact to H-NET specifying which representations and warranties are not true and accurate and the reasons therefore.

FIRST CAPITAL agrees to fully indemnify, defend and hold harmless H-NET, its officers, directors, employees, agents and attorneys from and against any and all losses, claims, damages, liabilities and expenses, including reasonable attorney's fees and expenses, which may result from a breach of FIRST CAPITAL's representations, warranties and agreements contained herein.

                   F. Accredited Investor. FIRST CAPITAL is an accredited investor as that term is defined in Rule 501(a) of Regulation D promulgated under the Act. FIRST CAPITAL further represents and warrants that the information as disclosed in "Exhibit A" attached hereto is true and correct.

                 G. Beneficial Owner. FIRST CAPITAL is purchasing stock for its own account or for the account of beneficiaries for whom FIRST CAPITAL has full investment discretion with respect to stock and whom FIRST CAPITAL has full authority to bind, so that each such beneficiary is bound hereby as if such beneficiary were a direct signatory hereunder, and all representations, warranties and agreements herein were made directly by such beneficiary.

                  H. Directed Selling Efforts. FIRST CAPITAL will not engage in any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Shares sold hereunder. To the best of its knowledge, neither FIRST CAPITAL nor any person acting for FIRST CAPITAL has conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S.

                    I. Independent Investigation; Access. FIRST CAPITAL, in electing to purchase the Shares herein, has relied solely upon independent investigation made by it and its representatives. FIRST CAPITAL has been given no oral or written representation or warranty from H-NET other than as set forth
in this Agreement.   FIRST CAPITAL and its representatives, if any, have, prior to any sale to it, been given access and the opportunity to examine all material books and records of H-NET, all material contracts and documents relating to H-NET and this offering and an opportunity to ask questions of, and to receive answers from, H-NET or any officer of H-NET acting on its behalf concerning H-NET and the terms and conditions of this offering. FIRST CAPITAL and its advisors, if any, have been furnished with access to all publicly available materials relating to the business, finances and operations of H-NET and materials relating to the offer and sale of the Shares which have been requested. FIRST CAPITAL and its advisors, if any, have received complete and satisfactory answers to any such inquiries.

                   J. No Government Recommendation or Approval. FIRST CAPITAL understands that no United States federal or state agency, or similar agency of any other country, has passed upon or made any recommendation or endorsement of the Shares, or this transaction.

                  K. No Formation or Membership in "Group." FIRST CAPITAL is not part of a "group" as that term is defined under the Act. FIRST CAPITAL is not, and does not intend to become, included with two or more persons acting as a partnership, syndicate, or other group for the purpose of acquiring, holding or disposing of securities of the Company.

                   L. Hedging Transactions. FIRST CAPITAL hereby agrees not to engage in any hedging transactions involving the securities described herein unless in compliance with the Act and Regulation S promulgated thereunder.

5.     Conditions Precedent to H-NET's Closing.  All obligations of H-NET under
       ---------------------------------------
his Agreement, and as an inducement to H-NET to enter into this Agreement, are subject to FIRST CAPITAL's covenants and agreements to each of the following:


                  A. Acceptance of Documents. All instruments and documents delivered to H-NET pursuant to this Agreement or reasonably requested by H-NET to verify the representations and warranties of FIRST CAPITAL herein, shall be satisfactory to H-NET and its legal counsel.

                  B. Representations and Warranties. The representations and warranties by FIRST CAPITAL set forth in this Agreement shall be true and correct at and as of the Closing date, with the same force and effect as though made at and as of the date hereof, except for changes permitted or contemplated by this Agreement.

                   C. No Breach or Default. FIRST CAPITAL shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

6.     Termination.  This Agreement may be terminated at any time prior to the
       -----------
date of Closing by either party if (a) there shall be any actual or threatened action or proceeding by or before any court or any other governmental body which shall seek to restrain, prohibit, or invalidate the transaction contemplated by this Agreement, and which in the judgment of such party giving notice to terminate and based upon the advice of legal counsel makes it inadvisable to proceed with the transaction contemplated by this Agreement, or (b) if this Agreement has not been approved and properly executed by the parties by December 20, 2001.

7.     Restrictive Legend.  FIRST CAPITAL agrees that the Shares shall bear a
       ------------------
restrictive legend to the effect that transfer is prohibited except in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration, and that hedging transactions involving those securities may not be conducted unless in compliance with the Act.

8.     H-NET's Obligation to Refuse Transfer.  Pursuant to Regulation S
       -------------------------------------
promulgated under the Act, H-NET hereby agrees to refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration.



9.           Miscellaneous.
             -------------

A. Authority. The officers of FIRST CAPITAL and H-NET executing this Agreement are duly authorized to do so, and each party has taken all action required for valid execution.

B. Notices. Any notice under this Agreement shall be deemed to have been sufficiently given if sent by registered or certified mail, postage prepaid, or by express mail service substantially equivalent to Federal Express, addressed as follows

       To FIRST CAPITAL:     First Chartered Capital Corporation, Inc.
                             P.O. Box 8296
                             Vientiane, Laos, PDR
                             Telephone: 011 661 805 5510
                             Facsimile: 011 856 212 17368


       To H-NET:             H-net.net, Inc
                             645-345 Third Street
                             Niagara Falls, NY 14303
                             Telephone: (905) 475-3249
                             Facsimile: (905) 475-8629

C. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous representations, warranties, agreements and understandings in connection therewith. This Agreement may be amended only by a writing executed by all parties hereto.

D. Severability. If a court of competent jurisdiction determines that any clause or provision of this Agreement is invalid, illegal or unenforceable, the other clauses and provisions of the Agreement shall remain in full force and effect and the clauses and provisions which are determined to be void, illegal or unenforceable shall be limited so that they shall remain in effect to the extent permissible by law.

E. Assignment. None of the parties hereto may assign this Agreement without the express written consent of the other parties and any approved assignment shall be binding on and inure to the benefit of such successor or, in the event of death or incapacity, on assignor's heirs, executors, administrators, representatives, and successors.

F. Applicable Law. This Agreement has been negotiated and is being contracted for in the United States, state of Utah. It shall be governed by and interpreted in accordance with the laws of the United States and the State of Utah, regardless of any conflict-of-law provision to the contrary.


G. Attorney's Fees. If any legal action or other proceeding (including but not limited to binding arbitration) is brought for the enforcement of or to declare any right or obligation under this Agreement or as a result of a breach, default or misrepresentation in connection with any of the provisions of this Agreement, or otherwise because of a dispute among the parties hereto, the prevailing party will be entitled to recover actual attorney's fees
(including for appeals and collection and including the actual cost of in-house counsel, if any) and other expenses incurred in such action or proceeding, in addition to any other relief to which such party may be entitled.

H. Counterparts and Facsimile. This Agreement may be executed in any number of identical counterparts (except as to signature only), each of which may be deemed an original for all purposes.
       A fax, telecopy or other reproduction of this instrument may be executed by one or more parties hereto and such executed copy may be delivered by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

     IN WITNESS WHEREOF, the parties have execute this agreement below.
First Chartered Capital Corp., Inc.     H-Net.Net, Inc.

By:                                         By:
Michael Newman, CEO                         Anton Stephens, CEO
-------------------                        --------------------

                                  APPENDIX "A"

                        PURCHASER REPRESENTATIONS LETTER

[Name]
[Address]
[City, State, Zip]

Dear Sirs:

     The undersigned,______________, is, and has been since __________, 200_, the rightful owner of shares of Common Stock (the "Shares") of _________ (the "Company"). These Shares were purchased pursuant to an Offshore Securities Purchase Agreement, ("Purchase Agreement") of your design. As the three hundred sixty five (365) day transaction restriction period attendant to the initial issuance of the Shares has expired, the undersigned hereby requests that the Shares be transferred into:

"Street Name" of ____________________________________,

with an address of

The undersigned represents and warrants as follows:

(1) The offer to purchase the Shares was made to it outside of the United States, while the undersigned was, at that time and at the time the Purchase Agreement was executed and delivered, and is now, outside the United States;

(2) It is not a U.S. Person (as such term is defined in Section 902(a) of Regulation S ("Regulation S") promulgated under the United States Securities Act of 1933 (the "Securities Act"); and it has purchased the Shares for its own account and not for the account or benefit of any U.S. person;

(3) All offers and sales by the undersigned of the Shares acquired pursuant to the Purchase Agreement shall be made pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act;

(4) It is familiar with and understands the terms and conditions and requirements contained in Regulation S;

(5) The undersigned has not engaged in any "directed selling efforts" (as such term is defined in Regulation S) with respect to the Shares; and

(6) The undersigned purchased the Shares with investment intent and at present does not have the intent to sell, dispose of, or otherwise transfer, the Shares.

Dated this ____ day of ___________ 200 _

By: _______________________

These securities have not been registered with the United States Securities and Exchange Commission or the securities commission of any state because they are believed to be exempt from registration under Regulation D and/or Regulation S promulgated under the Securities Act of 1933, as amended (The Act). The foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense. This subscription agreement shall not constitute an offer to sell nor a solicitation of an offer to buy the securities in any jurisdiction in which such offer or solicitation would be unlawful.

These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Act, an applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time. All offers and sales of the herein-described securities by non-U.S. persons before the expiration of a period commencing on the date of the closing of this offering and ending one year thereafter shall only be made in compliance with Regulation S, pursuant to registration under the Act, or pursuant to an exemption from registration, and all offers and sales after the expiration of the one-year period shall be made only pursuant to registration or an exemption from registration. Hedging transactions involving these securities may not be conducted unless in compliance with the Act.

               AMENDMENT NO 1 TO OFFSHORE STOCK PURCHASE AGREEMENT
               ---------------------------------------------------

     H-NET.NET, INC., a Colorado corporation ( H-NET ) and FIRST CHARTERED CAPITAL CORPORATION INC. ( FIRST CAPITAL ), a British Virgin Islands corporation Having entered into an Offshore Stock Purchase Agreement on or about the 4th day of December, 2001 and the parties now desire to amend the Offshore Agreement pursuant to the terms of this Amendment No. 1 to Offshore Stock Purchase Agreement hereby agree to amend the Agreement as follows:

     1.     Purchase and Sale. On the basis of the representations and
            -----------------
warranties herein contained, subject to the terms and conditions set forth herein, FIRST CAPITAL,hereby agrees to purchase the Shares at a price of Twenty Percent (20 %) of the bid price as listed by the OTCBB on the day that FIRST CAPITAL elects to purchase shares under the terms of the Offshore Agreement, the specific number of shares purchased to be reflected in written buy orders sent to H-Net or its designee ( Consideration ), and H-Net hereby agrees to sell the Shares to FIRST CAPITAL for such Consideration.

     No other terms of the Offshore Stock Purchase Agreement are being amended by this Amendment and shall remain in full force and effect.


     DATED this _____ day of January, 2002.

First Chartered Capital Corp, Inc.         H-Net.Net, Inc.


By:___________________________________     By:_________________________________
Its:                                       its: